Exhibit 99.1

Microbot to Hold Conference Call to Review Recent Progress; Executive Team to be Joined by Current LIBERTY Users, Dr. Charles Briggs and Dr. Zachary Bercu

Conference call and live webcast to be held Monday, May 18th at 3:00pm ET

Wall Street firm publishes research report refuting claims made by recent unaffiliated third-party article; Research report also references Vascular Surgeon who categorically disputes many of the assertions that were attributed to him in same unaffiliated third-party article

Company to review claims made in the unaffiliated third-party article, to correct certain misleading statements and misrepresentations to ensure the investing public is fully informed of the actual facts

HINGHAM, Mass., May 14, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced it will be hosting an analysts and investors conference call on Monday, May 18th, at 3:00pm ET, to review the recent progress of the Full Market Release (FMR) of the LIBERTY System and to ensure the investing public is correctly and fully informed on company and product information that was recently misrepresented by a recent unaffiliated third-party article.

Harel Gadot, the Company’s Chairman, CEO & President, will be joined by other senior executives. Additionally, Dr. Charles Briggs, a vascular surgeon and one of the users of the LIBERTY System at Tampa General Hospital, will share his own experience with the LIBERTY System. Dr. Briggs will also address certain inaccuracies attributed to him, which were recently made by an unaffiliated third party in their article. Dr. Zachary L. Bercu, an interventional radiologist with Emory Healthcare and professor in the Division of Interventional Radiology and Image-Guided Medicine at Emory University School of Medicine, and the first user of the LIBERTY System, will also join and discuss the experience of utilizing the LIBERTY System in the everyday practice of their interventional radiology department.

To access the live webcast of the conference call, please go to the investor relations section of Microbot Medical’s website at http://www.microbotmedical.com. Participants may also register via teleconference at: https://register-conf.media-server.com/register/BI3230e15aa058488caa9b629910cade7c. Once registration is completed, participants will be provided with a dial-in number containing a personalized PIN to access the call. Participants are requested to register a day in advance or at a minimum 15 minutes before the start of the call.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com